                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): August 8, 1995

                      THE BANK OF NEW YORK COMPANY, INC.
                      ----------------------------------
            (exact name of registrant as specified in its charter)


                                   NEW YORK
                                   --------
                (State or other jurisdiction of incorporation)



                   1-6152                        13-2614959
                   ------                        ----------
          (Commission file number)            (I.R.S. employer
                                            identification number)


          48 Wall Street, New York, NY               10286
          ----------------------------               -----
          (Address of principal                    (Zip code)
          executive offices)

               212 - 495 - 1784
               ----------------
        (Registrant's telephone number,
             including area code)
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Item 5    Other Events
------    ------------

     Four exhibits are filed herewith in connection with the Registration Statements on Form S-3 (File Nos. 33-51984 and
33-50333) filed by The Bank of New York Company, Inc. (the
"Company") with the Securities and Exchange Commission covering the Company's Subordinated Retail Medium-Term Notes (the "Notes"), issuable under an Indenture, dated as of October 1, 1993 between the Company and Nationsbank of
Georgia, National Association. The exhibits consist of the Distribution Agreement, dated August 1, 1995, between the
Company and Smith Barney, Inc., (the "Distribution
Agreement"); the Forms of Notes; an Officers' Certificate pursuant to Section 301 of the Indenture; and the opinion of counsel as to the legality of the Notes.

Item 7    Financial Statements, Pro Forma Financial
------    Information and Exhibits
          -----------------------------------------

(c) Exhibits

          The following exhibits are filed herewith:

     1    Form of Distribution Agreement, dated August 1,
          1995 among the Registrant and Smith Barney, Inc., as Agent.

     4.1  Form of Registrant's Global Medium Term Fixed Rate Note.

     4.2  Form of Registrant's Global Medium Term Floating Rate Note.

     4.3 Officers' Certificate pursuant to Section 301 of the Indenture.

     5    Opinion of Paul A. Immerman, Esq.

     23   Consent of Paul A. Immerman, Esq. (included in
          Exhibit 5)
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                         SIGNATURE
                         ---------

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 8, 1995

                         The Bank of New York Company, Inc.


                      By:/s/ Robert E. Keilman
                         ----------------------------------

                    Name: Robert E. Keilman
                   Title: Comptroller
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                       EXHIBIT INDEX


Exhibit No.    Description

     1         Form of Distribution Agreement, dated
               August 1, 1995 among the Registrant and
               Smith Barney, Inc., Agent.


     4.1       Form of Registrant's Global Medium-Term Fixed Rate Note.

     4.2       Form of Registrant's Global Medium-Term Floating Rate Note

     4.3 Officers' Certificate pursuant to Section 301 of the Indenture.

     5         Opinion of Paul A. Immerman, Esq.

     23 Consent of Paul A. Immerman, Esq. (included in Exhibit 5)